UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

THE JAPAN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2007 - March 31, 2008

Item 1.	Reports to Stockholders.

THE JAPAN FUND, INC.

Semi-Annual Report

March 31, 2008

(Unaudited)

Class S Shares

Contents

1	Performance Summary
3	Management’s Discussion of Fund Performance
5	Portfolio Summary
6	Top Ten Holdings
7	Schedule of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Disclosure of Fund Expenses
28	Approval of Investment Advisory Agreements

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity Management & Research Company (“FMR”), the Fund’s advisor, or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and FMR disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by FMR are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The Fund is not a bank.

Performance Summary (Unaudited)	March 31, 2008

Average Annual Total Returns*

	6 Months**	1 Year	3 Year	5 Year	10 Year
The Japan Fund, Inc. — Class S	-13.45%	-11.60%	3.75%	15.42%	7.92%
TOPIX†	-12.93%	-15.35%	4.41%	13.89%	3.58%

Net Asset Value

Class S
3/31/08	$11.19
9/30/07	$12.94

Class S Lipper Rankings — Japanese Equity Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	6	of	57	11
3-Year	19	of	38	50
5-Year	4	of	35	11
10-Year	3	of	16	19

Performance and Rankings data are historical and do not guarantee future results

Source: Lipper, Inc.

Lipper, Inc. is a nationally recognized independent organization that ranks the performance of mutual funds. The Fund is ranked (based on total return) as of the most recent month end as calculated by Lipper Analystical Services. Each fund is ranked within a universe of funds similar in investment objective. Lipper, Inc. fund performance does not reflect sales charges.

*	Prior to October 7, 2002, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.
**	Not annualized.
†	The Tokyo Stock Exchange Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. TOPIX returns assume dividends are reinvested net of withholding tax and, unlike the Fund’s returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.

The Japan Fund, Inc.	1

Performance Summary (Unaudited) (concluded)

All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratio is 1.43%. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in funds involves risk including loss of principal. In addition to the normal risks associated with investing in funds, international investments may involve risk of capital loss from unfavorable accounting principles, foreign exchange rates or from economic or political instability in other nations. Funds focusing on a single country may be subject to higher volatility. Funds may also invest in small sized companies which involve greater risk than is customarily associated with investing in more established companies. Please read this Fund’s prospectus for specific details regarding its investments and risks.

Please call (800) 535-2726 or visit us online at www.thejapanfund.com for the Fund’s most recent month end performance.

Growth of an Assumed $10,000 Investment

Comparative Results

The Japan Fund, Inc.		6 Months*	1-Year	3-Year	5-Year	10-Year
Class S	Average annual total return	-13.45%	-11.60%	3.75%	15.42%	7.92%
TOPIX†	Average annual total return	-12.93%	-15.35%	4.41%	13.89%	3.58%
*	Not annualized

The growth of $10,000 is cumulative.

Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results.

2	The Japan Fund, Inc.

Management’s Discussion of Fund Performance

Comments from Jay Talbot, Portfolio Manager of The Japan Fund, Inc.

MARKET REVIEW

During the six months to March 31, 2008, the Japanese stock market, as measured by the Tokyo Stock Exchange Price Index (“TOPIX”), returned -12.9% in US dollar terms. Over the course of the review period, Japanese equities suffered a series of sharp declines, falling to their lowest level since mid 2005. Despite the country’s limited direct exposure to the US sub-prime crisis, factors such as sluggish domestic demand, restrictive government policies, yen strength and Japan’s dependence on overseas investors perpetuated its status as a relative laggard among major global markets. Industries susceptible to rising oil and raw material prices fared poorly. Meanwhile, tighter conditions in global capital markets and a decline in condominium sales weighed on real-estate stocks. In contrast, upstream and defensive industries performed relatively well. For the quarter ending December 31, 2007, real Gross Domestic Product (GDP) expanded by 0.9% (3.5% annualized), marking an acceleration from the previous quarter. Solid external demand and stronger-than-expected capital spending offset a slump in housing investment. However, consensus estimates pointed towards a sharp deceleration in early 2008 due to slower growth overseas and signs of retrenchment in the corporate sector.

FUND PERFORMANCE

Over the review period of October 1, 2007 - March 31, 2008, the Fund’s performance returned -13.5%, marginally underperforming the -12.9 % return of the TOPIX. However, the Fund fared well relative to its peers, outperforming the -15.3% return of the Lipper Japanese Equity Funds Category. Over a one-year period, ending March 31, 2008, the Fund returned -11.6%, outperforming the
-15.4% return of TOPIX (all figures quoted in US dollars). A number of holdings in makers of electronic equipment and parts that performed well during the first nine months of calendar 2007 succumbed to profit taking during six months ending March 31, 2008 amid heightened concerns about a deceleration in global growth and a stronger yen. Ibiden, a leading producer of flip-chip packaging for microprocessor units and diesel particulate filters, and Mitsubishi Electric, a maker of electrical equipment and infrastructure systems, were the top detractors during the period under review. Furthermore, the Fund’s underweight positions in power utilities and transportation sectors, defensive industries that previously outperformed during a time of heightened uncertainty, and the Fund’s limited exposure to the banking sector, which fared better than the market average, also detracted from performance during the review period.

The Japan Fund, Inc.	3

Management’s Discussion of Fund Performance
(concluded)

In contrast, stock selection in the transport equipment and steel products industries supported performance during the same period. Shimano, a mid-cap producer of high-end bicycle parts that gained market share, and Hitachi Metals, a maker of high-grade steel and magnetic materials that command sizeable margins, were the top contributors to the performance over six months to the end of March 2008. The Fund’s overweight stance in wholesale trade, a sector dominated by producers of bulk commodities, also proved rewarding during the same period.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity Management & Research Company (“FMR”), the Fund’s advisor, or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and FMR disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by FMR are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any FMR managed fund.

Past performance is no guarantee of future results. For standard performance returns and other important information, please refer to the Performance Summary section of this Semi-Annual Report.

It is not possible to invest directly in an index. All indices represented are unmanaged. All indices include reinvestment of dividends and interest income unless otherwise noted.

For complete Fund holdings, please see the Schedule of Investments section of this Semi-Annual Report.

4	The Japan Fund, Inc.

Portfolio Summary

(Unaudited)	March 31, 2008

Asset Allocation (Includes collateral for securities on loan)	3/31/08
Equity Holdings	100%
Cash Equivalents	0%
100%

Sector Diversification (Excludes Cash Equivalents)	3/31/08
Industrials	28%

Information Technology	25%

Consumer Discretionary	21%

Financials	13%

Consumer Staples	7%

Materials	4%

Health Care	2%
100%

Asset allocation and sector diversification are subject to change.

Percentages are based on total investments, excluding securities lending.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 8.

The Japan Fund, Inc.	5

Top Ten Holdings (Unaudited)	March 31, 2008

Ten Largest Equity Holdings at March 31, 2008 (38.2% of Portfolio)

1. Mitsubishi Electric Corp.	5.6%
Comprehensive electrical machinery manufacturer
2. Daikin Industries Ltd.	5.0%
Leading specialized maker of air conditioners
3. Sumitomo Mitsui Financial Group, Inc.	3.9%
Third largest bank in Japan
4. Toyota Motor Corp.	3.8%
World’s largest automaker
5. Suzuki Motor Corp.	3.7%
Japan’s largest minicar maker
6. Mitsubishi Corp.	3.5%
Japan’s largest general trading company
7. MISUMI Group, Inc.	3.4%
Distributor for precision machinery parts
8. Hitachi Metals Ltd.	3.2%
Fabricated metals company
9. Nidec Corp.	3.1%
Specialized manufacturer of precision motors
10. Nomura Holdings, Inc.	3.0%
Japan’s leading investment bank and brokerage house

Portfolio holdings are subject to change.

Percentages are based on total investments, excluding cash collateral received for securities on loan.

For more complete details about the Fund’s investment portfolio, see page 8. A quarterly Fund Summary and Portfolio Holdings are available upon request.

6	The Japan Fund, Inc.

Schedule of Investments (Unaudited)	as of March 31, 2008

	Shares	Value ($)
Common Stocks 97.9%

Consumer Discretionary 20.9%
Auto Components 3.9%
Bridgestone Corp.	431,600	7,347,765
Stanley Electric Co. Ltd.	177,800	4,334,410

		11,682,175

Automobiles 7.4%
Suzuki Motor Corp.	433,300	10,932,479
Toyota Motor Corp.	225,100	11,223,385

		22,155,864

Household Durables 2.2%
Rinnai Corp.	205,900	6,733,888

Internet and Catalog Retail 0.6%
Rakuten, Inc.	2,899	1,736,259

Leisure Equipment and Products 4.1%
Namco Bandai Holdings, Inc.	244,600	3,312,701
Sega Sammy Holdings, Inc.	112,600	1,191,743
Shimano, Inc.	169,100	7,769,643

		12,274,087

Multiline Retail 1.4%
Ryohin Keikaku Co. Ltd.	22,400	1,298,876
Takashimaya Co. Ltd.	268,000	3,013,925

		4,312,801

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	7

Schedule of Investments (continued)	as of March 31, 2008

	Shares	Value ($)
Specialty Retail 1.3%
ABC-Mart, Inc.	103,100	2,440,971
Shimachu Co. Ltd.	44,300	1,331,045

		3,772,016

Total Consumer Discretionary		62,667,090

Consumer Staples 6.2%
Beverages 1.4%
Kirin Holdings Co. Ltd.	221,000	4,179,224

Food and Staples Retailing 2.9%
Aeon Co. Ltd.	506,500	6,036,537
Lawson, Inc.	65,700	2,906,671

		8,943,208

Food Products 1.9%
Ajinomoto Co., Inc.	557,000	5,643,760

Total Consumer Staples		18,766,192

Financials 12.7%
Capital Markets 4.2%
Daiwa Securities Group, Inc.	441,000	3,822,472
Nomura Holdings, Inc.	591,200	8,837,159

		12,659,631

Commercial Banks 5.5%
Sumitomo Mitsui Financial Group, Inc.	1,757	11,562,921
The Sumitomo Trust & Banking Co. Ltd.	704,000	4,844,944

		16,407,865

The accompanying notes are an integral part of the financial statements.

8	The Japan Fund, Inc.

(Unaudited)

	Shares	Value ($)
Consumer Finance 1.2%
ORIX Corp.	26,020	3,550,080

Insurance 0.7%
Mitsui Sumitomo Insurance Co. Ltd.	228,000	2,250,354

Real Estate Investment Trusts (REITs) 0.5%
DA Office Investment Corp.	367	1,619,984

Real Estate Management and Development 0.6%
Tokyo Tatemono Co. Ltd.	268,000	1,763,724

Total Financials		38,251,638

Health Care 2.3%
Health Care Equipment and Supplies 1.6%
Nihon Kohden Corp.	119,500	2,733,347
Terumo Corp.	40,700	2,123,194

		4,856,541

Pharmaceuticals 0.7%
Mitsubishi Tanabe Pharma Corp.	179,000	2,084,862

Total Health Care		6,941,403

Industrials 27.5%
Building Products 4.9%
Daikin Industries Ltd.	338,500	14,568,268

Construction and Engineering 0.5%
Toda Corp.	373,000	1,534,210

Electrical Equipment 7.2%
Mitsubishi Electric Corp.	1,902,000	16,447,873
Sumitomo Electric Industries Ltd.	403,000	5,102,187

		21,550,060

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	9

Schedule of Investments (continued)	as of March 31, 2008

	Shares	Value ($)
Machinery 5.2%
Kubota Corp.	1,072,000	6,656,982
Miura Co. Ltd.	149,100	3,372,999
NGK Insulators Ltd.	318,000	5,627,528

		15,657,509

Marine 0.6%
Iino Kaiun Kaisha Ltd.	186,800	1,892,737

Trading Companies and Distributors 9.1%
Marubeni Corp.	197,000	1,434,811
MISUMI Group, Inc.	560,600	9,931,978
Mitsubishi Corp.	339,200	10,242,697
Mitsui & Co. Ltd.	290,000	5,876,806

		27,486,292

Total Industrials		82,689,076

Information Technology 24.0%
Electronic Equipment and Instruments 14.0%
FUJIFILM Holdings Corp.	72,900	2,581,631
Hitachi Ltd.	494,000	2,928,913
HOYA Corp.	114,000	2,676,164
Ibiden Co. Ltd.	115,400	4,538,202
Nidec Corp.	146,400	9,003,130
Shimadzu Corp.	655,000	6,051,916
Yamatake Corp.	309,300	8,672,688
Yokogawa Electric Corp.	571,100	5,717,875

		42,170,519

The accompanying notes are an integral part of the financial statements.

10	The Japan Fund, Inc.

(Unaudited)

	Shares	Value ($)
Internet Software and Services 1.0%
eAccess Ltd.	5,029	3,097,719

IT Services 1.6%
Nihon Unisys Ltd.	143,100	1,671,031
TIS, Inc.	155,700	3,082,666

		4,753,697

Office Electronics 2.7%
Canon, Inc.	172,100	7,924,749

Semiconductors and Semiconductor Equipment 4.7%
Advantest Corp.	117,200	3,039,346
Tokyo Electron Ltd.	51,100	3,106,601
Tokyo Seimitsu Co. Ltd.	195,300	3,585,463
Ulvac, Inc.	110,200	4,411,096

		14,142,506

Total Information Technology		72,089,190

Materials 4.3%
Chemicals 0.4%
Sumitomo Bakelite Co. Ltd.	229,000	1,160,162

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	11

Schedule of Investments (concluded)	as of March 31, 2008

	Shares	Value ($)
Metals and Mining 3.9%
Hitachi Metals Ltd.	636,000	9,366,453
JFE Holdings, Inc.	51,300	2,274,739

		11,641,192

Total Materials		12,801,354

Total Common Stocks (Cost $288,368,427)		294,205,943

Total Investments – 97.9% (Cost $288,368,427)		294,205,943

Percentages are based on net assets of $300,664,293.

The accompanying notes are an integral part of the financial statements.

12	The Japan Fund, Inc.

Statement of Assets & Liabilities

As of March 31, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $288,368,427)	$294,205,943
Foreign currency (Cost $2,828,194)	2,911,585
Receivable for investment securities sold	8,602,882
Receivable for Fund shares sold	77,697
Dividends and interest receivable	1,907,820
Prepaid expenses	56,211
Total Assets	307,762,138
Liabilities
Payable for investments purchased	6,189,017
Payable for Fund shares redeemed	172,752
Accrued investment advisory fee	148,230
Accrued distribution fee	75,822
Accrued directors’ fees	101,858
Other accrued expenses and payables	410,166
Total Liabilities	7,097,845
Net Assets	$300,664,293
Net assets consist of:
Paid-in capital	$314,283,368
Accumulated net investment loss	(528,789)
Accumulated net realized loss on investments and foreign currency related transactions	(19,014,003)
Net unrealized appreciation (depreciation) on: Investments	5,837,516
Foreign currency related translations	86,201
Net Assets	$300,664,293
Net Asset Value
Class S
Net Asset Value, offering and redemption price per share ($300,664,293/26,860,958 shares of capital stock outstanding, $.33 1 /3 par value, 500,000,000 share authorized) (a)	$11.19
(a)	Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	13

Statement of Operations

For the six months ended March 31, 2008 (Unaudited)
Investment Income:
Dividends (net of foreign taxes withheld $168,699)	$2,241,283
Income from securities lending	585
Interest	881
Total investment income	2,242,749
Expenses:
Investment advisory fee	961,109
Transfer agent fee	535,560
Professional fees	269,488
Administration fee	177,770
Directors’ fees and expenses	168,538
Distribution fees	123,802
Custodian fees	120,437
Chief executive officer expense	68,361
Reports to shareholders	62,500
Chief compliance officer expense	40,000
Treasurer service fees	30,000
Registration fee	606
Other expenses	37,076
Total expenses	2,595,247
Net Investment Loss	(352,498)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Translations
Net realized gain from:
Investments	15,177,677
Foreign currency related transactions	556,578
15,734,255
Net unrealized appreciation (depreciation) on:
Investments	(63,683,174)
Foreign currency related translations	91,179
(63,591,995)
Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(47,857,740)
Net Decrease in Net Assets Resulting from Operations	$(48,210,238)

The accompanying notes are an integral part of the financial statements.

14	The Japan Fund, Inc.

Statement of Changes in Net Assets

	For the six months ended March 31, 2008 (unaudited)	For the year ended September 30, 2007
Operations:
Net Investment Loss	$(352,498)	$(813,887)
Net realized gain on investments and foreign currency related transactions	15,734,255	50,223,434
Net unrealized appreciation (depreciation) on investments and foreign currency related translations	(63,591,995)	(21,876,570)
Net increase (decrease) in net assets resulting from operations	(48,210,238)	27,532,977
Dividends:
Net investment income	—	—
Fund share transactions (See Note H):
Proceeds from shares sold	10,781,202	15,162,990
Reinvestment of cash dividends	—	—
Cost of shares redeemed	(32,001,224)	(107,445,609)
Redemption fees	11,634	37,739
Net decrease in assets from Fund share transactions	(21,208,388)	(92,244,880)
Decrease in net assets	(69,418,626)	(64,711,903)
Net assets at beginning of period	370,082,919	434,794,822
Net assets at end of period (Including accumulated net investment loss/distributions in excess of net investment income of $(528,789) and $(176,291), respectively)	$300,664,293	$370,082,919

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	15

Financial Highlights

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class S

			Periods Ended September 30,			Years Ended December 31,
Period Ended March 31, 2008(a)			2007	2006(b)		2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$12.94		$12.06	$13.24		$10.66	$ 9.54	$ 6.07
Income (loss) from investment operations:
Net investment loss(c)	(0.01)		(0.03)	(0.01)		(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.74)		0.91	(1.05)		2.65	1.19	3.57
Total income (loss) from investment operations	(1.75)		0.88	(1.06)		2.58	1.13	3.51
Less dividends and distributions from:
Net investment income	—		—	(0.13)		—	(0.02)	(0.06)
Redemption fees	—	(e)	— (e)	0.01		— (e)	0.01	0.02
Net asset value, end of period	$11.19		$12.94	$12.06		$13.24	$10.66	$ 9.54
Total return (%)(d)	(13.45	)**	7.30	(7.91	)**	24.20	11.95	58.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	301		370	435		527	445	400
Ratio of expenses before expense reductions (%)	1.57	*	1.43	1.39	*	1.66	1.49	1.66
Ratio of expenses after expense reductions (%)	1.57	*	1.43	1.39	*	1.59	1.39	1.56
Ratio of net investment loss (%)	(0.21	)*	(0.20)	(0.11	)*	(0.68)	(0.62)	(0.82)
Portfolio turnover rate (%)	54	**	124	66	**	90	70	80

Amounts designated as “—” are $0 or round to $0

*	Annualized.

**	Not annualized.

(a)	For the six months ended March 31, 2008 (Unaudited).

(b)	For the nine months ended September 30, 2006.

(c)	Based on average shares outstanding during the period.

(d)	Effective as of March 16, 2001, shareholders redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

16	The Japan Fund, Inc.

Notes to Financial Statements

A. Organization

The Japan Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund seeks long-term capital appreciation through its investment in securities of Japanese issuers and other investments that are tied economically to Japan.

B. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors (the “Board” or each independently a “Director”). The Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures under the direction of the Board.

The Japan Fund, Inc.	17

Notes to Financial Statements (continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes. As of March 31, 2008, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually. Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due to differing treatments of income and gain on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Security Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

18	The Japan Fund, Inc.

(Unaudited)

Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon redemption or exchange of Class S Shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the statement of changes in net assets. The Fund reserves the right to modify the term of or terminate this fee at any time.

Commission Recapture. The Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Fund. Commission recapture arrangements are accounted for as realized gains of the Fund. Under these arrangements, the Fund received cash in the amount of $14,669.28 for the six months ended March 31, 2008.

C. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $180,404,303 and $204,010,070, respectively.

D. Investment Advisor, Administrator and Other Related Parties

Investment Advisor. Fidelity Management & Research Company (“FMR”) acts as the investment advisor (the “Advisor”) to the Fund pursuant to an Investment Advisory Agreement (the “Agreement”) that was approved by the Fund’s shareholders on August 27, 2002 and became effective on October 7, 2002. Pursuant to the Agreement, FMR is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.60% of the Fund’s average daily net assets not exceeding $200 million; 0.55% of the Fund’s average daily net assets in excess of $200 million through $400 million; and 0.50% of the Fund’s average daily net assets in excess of $400 million.

Under the terms of the Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Japan Fund, Inc.	19

Notes to Financial Statements (continued)

Investment Sub-Advisors. FMR has entered into sub-advisory agreements that were approved by the Fund’s shareholders on August 27, 2002 and became effective on October 7, 2002. The following FMR affiliates assist FMR with investments: Fidelity Investments Japan Limited (“FIJ”), Fidelity Management & Research (UK.), Inc. (“FMR U.K.”), Fidelity Research & Analysis Company (“FRAC”, formerly Fidelity Management & Research (Far East), Inc.), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (UK.) Limited (“FIIA(U.K.)L.”) and FMR Co., Inc. (“FMRC”).

FMR compensates FMRC, FMR U.K., FRAC and FIIA, out of the advisory fees it receives from the Fund. FIIA in turn pays FIIA(U.K.)L. and FMRC in turn pays FRAC. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.

Effective January 20, 2006, FMR entered into a general research service agreement with FMRC, Fidelity Investments Money Management, Inc. (“FIMM”), and FRAC pursuant to which FRAC may provide general research and instant advisory support services to FMRC and FIMM.

Accounting, Custody, and Administration Agreements. State Street Bank and Trust Company provides administration services as administrator to the Fund (the “Administrator”) pursuant to an Administration Agreement dated October 1, 2007. For its services, the Administrator will receive fees calculated daily and paid monthly at an annual rate of 0.12% of average net assets with reductions as average net assets increase to certain levels and subject to certain minimum requirements. The Administrator will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian and fund accounting agent to the Fund pursuant to a Master Custodian and Accounting Services Agreement dated October 1, 2007. Mizuho Corporate Bank, Ltd., 6-7 Nihonbashi-Kabutocho, Chuo-Ku, Tokyo, Japan serves as the Fund’s sub-custodian. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

State Street Bank and Trust Company has its principal business offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Chief Executive Officer. William L. Givens serves as Chief Executive Officer of the Fund. For his services, Mr. Givens receives an annual salary of $135,000.

20	The Japan Fund, Inc.

(Unaudited)

Other Service Providers. Boston Financial Data Services serves as the Fund’s transfer and dividend-paying agent pursuant to a Transfer Agency Agreement dated October 1, 2007, effective October 8, 2007. Boston Financial Data Services has its principal business offices at Two Heritage Drive, Quincy, MA 02171.

Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”) pursuant to a Distribution and Shareholder Services Agreement dated April 26, 2007 and effective on October 1, 2007 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Fund’s shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the 1940 Act. The Fund reimburses the Distributor for fees paid to various institutions for distribution and shareholders services provided to the Fund in an amount up to 0.15% of average daily net assets.

Pursuant to a Compliance Services Agreement dated April 26, 2007 (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Fund. Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Fund. Neither FCS nor FMS has any role in determining the investment policies or which securities are to be purchased or sold by the Fund. Certain officers or employees of FCS and FMS are also officers of the Fund. The Principal Financial Officer is an affiliate of the Distributor due to his ownership interest.

Directors’ and Officers’ Fees and Expenses. The Fund pays each independent Director retainer fees plus specified amounts for attendance at Board and Committee meetings.

Officers of the Fund who were also officers of the Administrator, Advisor and/or Distributor during their Fund terms of office received no compensation from the Fund.

E. Federal Tax Information

It is the Fund’s intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

The Japan Fund, Inc.	21

Notes to Financial Statements (continued)

Under the United States — Japan Tax Treaty (the “Treaty”), as presently in effect, the government of Japan imposes a non-recoverable withholding tax of 7% on dividends earned by the Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

The tax character of dividends and distributions declared during the years ended September 30, 2007, December 31, 2006 and 2005 were as follows:

Period End	Ordinary Income	Total
2007	$—	$—
2006	$4,746,499	$4,746,499
2005	$—	$—

The distributions in 2006 related to the undistributed income at December 31, 2005 that were required to be distributed pursuant to Section 855 of the Internal Revenue Code and were a result of book and tax timing differences related to the mark to market of passive foreign investment companies. The mark to market on passive foreign investment companies is treated as ordinary income for tax purposes.

As of September 30, 2007, the components of distributable earnings were as follows:

Capital loss carryforwards	$(31,390,313)
Post October Losses	(176,291)
Net unrealized appreciation	66,157,767

Total	$34,591,163

The following summarizes the capital loss carryforwards as of September 30, 2007. These capital loss carryforwards are available to offset future gains.

Expiring in Fiscal Year	Amount
2010	$31,390,313

During the year ended September 30, 2007 the Fund utilized $44,907,580 of capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at March 31, 2008 and the net realized gains or losses on securities sold for the six months then ended were different from the amounts reported for financial reporting purposes. These differences are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The

22	The Japan Fund, Inc.

(Unaudited)

Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments held by the Fund at March 31, 2008 were as follows:

Federal tax cost	$288,368,427

Aggregate gross unrealized appreciation	$30,739,330
Aggregate gross unrealized depreciation	(24,901,814)

Net unrealized appreciation	$5,837,516

F. Concentration of Market Risk

Investing in a foreign country, such as Japan, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in Japan are denominated in a foreign currency, the yen. As a result, changes in the value of the yen compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

G. Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment advisor, sub-advisor or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase

The Japan Fund, Inc.	23

Notes to Financial Statements (continued)

agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rates, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days. There were no securities on loan as of March 31, 2008.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	906,529	$10,781,202	1,213,579	$15,162,990
Shares reinvested
Class S	—	$—	—	$—
Shares redeemed
Class S	(2,654,137)	$(32,001,224)	(8,649,592)	$(107,445,609)
Redemption fees
Class S	—	$11,634	—	$37,739
Net decrease
Class S	(1,747,608)	$(21,208,388)	(7,436,013)	$(92,244,880)

I. Committed Line of Credit

The Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street Bank & Trust Company. This Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under this Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the six months ended March 31, 2008, there were no borrowings on this Line of Credit.

J. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

24	The Japan Fund, Inc.

Notes to Financial Statements (Unaudited) (concluded)

K. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund asset calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. Management has evaluated the application of FIN48 and has determined there is no impact on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about fund derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

The Japan Fund, Inc.	25

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on all investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over them period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

26	The Japan Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

(concluded)

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

The Japan Fund, Inc.	Beginning Account Value 09/30/07	Ending Account Value 03/31/08	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$865.50	1.57%	$7.32
Hypothetical 5% Return	1,000.00	1,017.15	1.57	7.92

*	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period shown).

The Japan Fund, Inc.	27

Approval of Investment Advisory Agreements

Board Approval of Advisory and Sub-Advisory Agreements.

The Board of Directors (the “Board” or each independently a “Director”) is scheduled to regularly meet four times a calendar year. During the fiscal period from September 30, 2006 through September 30, 2007, the Directors conducted thirteen (13) meetings to deal with Fund issues (including regular and special board and committee meetings). These meetings included four (4) regular board meetings, four (4) special board meetings, three (3) Fair Value Committee meetings, two (2) Audit Committee meetings, zero (0) Nominating Committee meetings and zero (0) Executive Committee meetings.

Matters bearing on the Fund’s Advisory Agreement and Sub-Advisory Agreements (the “Agreements”) are considered at most, if not all, of its board meetings. The Directors regularly receive information relating to the existing Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of the Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Fund, and (c) the economic outlook and general investment outlook in the markets in which the Fund invests. The Directors also regularly receive information regarding (a) performance attribution analysis of the Fund, (b) the Fund’s compliance with prospectus and regulatory requirements, and (c) the allocation of the Fund’s brokerage, including (i) allocations, if any, to brokers affiliated with the Advisor or Sub-Advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

At a meeting held on October 25, 2007 the Directors, including a majority of the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940) of the Fund (the “Independent Directors”) unanimously approved the continuance of the Agreements until December 1, 2008.

In connection with their approval of the Agreements, the Directors reviewed and evaluated extensive materials from the Advisor and other sources, including, among other items, information providing (a) an overview, and the non-discretionary and discretionary services, of the Advisor and its affiliates who serve as Sub-Advisors to the Fund, (b) their investment management and research staffing, (c) the Advisor’s financial statements for the last two fiscal years, (d) profitability of the Advisor from services provided to the Fund, (e) the use of brokerage commissions to pay Fund expenses, and (f) the resources devoted to, and the record of compliance with, the

28	The Japan Fund, Inc.

(Unaudited)

Fund’s (i) investment policy, (ii) investment restrictions (iii) policies on personal securities transactions and (iv) other policies and procedures that form the Advisor’s portion of the Fund’s compliance program. The Board also considered the Advisor’s report regarding the Fund’s performance and general investment outlook. The Directors received a memorandum from legal counsel (independent of the Advisor) discussing the legal standards for the Directors’ consideration of the proposed continuance of the Agreements.

In reaching their determination, the Directors did not identify any particular information that was controlling, and it is likely each Director individually attributed different weights to the various factors they considered.

The Nature, Extent and Quality of the Advisor’s and Sub-Advisors’ Services. The Directors considered their knowledge of the nature and quality of the services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements, the expertise of the personnel who provided these services and the variety of equity research resources available to the Fund’s portfolio manager. In addition to the investment research and advisory services, the Board considered the technology, communications, internal controls and compliance resources of the Advisor and Sub-Advisors. The Board also considered the Advisor’s and Sub-Advisor’s reputation, financial strength and experience, as well as its access to research services from brokers. In addition, the Directors considered the other direct and indirect benefits to the Fund, such as the Fund’s participation in the Advisor’s commission recapture arrangements. The Board concluded that it was satisfied with the nature, extent and quality of services being provided by the Advisor and Sub-Advisors.

Investment Performance. The Board compared the Fund’s investment performance during the time the Advisor and Sub-Advisors managed the Fund to the performance of its Lipper peer group and to the Tokyo Price Index (Topix). The Board noted that the Fund’s one year results were above the index (as of September 30, 2007) and the Fund was in the second highest quartile of the Lipper universe of Japanese equity funds (as of August 31, 2007), ranked 16th of 53 funds in its peer group; the Fund’s three year results were below the index (as of September 30, 2007) and the Fund was in the third lowest quartile of the Lipper universe of Japanese equity funds (as of August 31, 2007), ranked 25th of 41 funds in its peer group; the Fund’s five year results (which included the previous advisor’s performance) were above the index (as of September 30, 2007) and the Fund was in the highest quartile of the Lipper universe of Japanese equity funds (as of August 31, 2007), ranked 5th of 37 funds in

The Japan Fund, Inc.	29

Approval of Investment Advisory Agreements

its peer group; and the Fund’s ten year results (which included the previous advisor’s performance) were above the index (as of September 30, 2007) and the Fund was in the highest quartile of the Lipper universe of Japanese equity funds (as of August 31, 2007), ranked 2nd of 14 funds in its peer group. The Directors were pleased with the recent improved performance of the Fund and that the Fund maintained its four star Morningstar rating, but expressed their concern with the Fund’s inconsistent investment performance. The Directors noted that they would continue to closely monitor the performance of the Fund.

Advisor’s Profits and Costs; Fund’s Expense Ratio. In connection with its review of the Agreements, the Board considered the Fund’s unique relationship with the Advisor. The Board noted that the Advisor was not the sponsor of the Fund, and that the Advisor, the Sub-Advisors, and their affiliates did not provide services to the Fund other than investment advisory services under the investment advisory contract. The Board reviewed general financial information about the Advisor and materials regarding the Advisor’s profitability from services to the Fund, which included a representation from the Advisor that the method of allocating costs related to the Fund was consistent with the method of allocating costs related to the other funds advised by the Advisor. The Board also considered the direct and indirect benefits to the Advisor and the Sub-Advisor from their relationship with the Fund. The Board took into account the various services provided to the Fund by the Advisor and the Sub-Advisor, including the services required to manage a portfolio of Japanese securities and reallocation of assets on an ongoing basis. The Board of Directors, including the non-interested Directors, considered (a) the Advisor’s financial condition, (b) the Fund’s expense ratio, (c) the expense ratios of a peer group of funds and (d) the advisory fee charged to other clients of the Advisor for similar services. The Board compared the Fund’s expense ratios to those of a peer group of mutual funds as categorized by Lipper, based on data reported in the most recent annual report of each peer fund. The Directors noted that the advisory fee was in the second to lowest quartile and the total expense ratio of the Fund was in the third lowest quartile of all Japan funds, of which the Fund was the fifth largest in total net assets.

Based on the information reviewed and its discussions, the Board, including a majority of the non-interested Directors, concluded that the management fee was reasonable in relation to the services provided.

Economies of Scale. The Board considered the Fund’s management fee, noting that it contained breakpoints. When assets increased over the breakpoint levels the

30	The Japan Fund, Inc.

Approval of Investment Advisory Agreements

(Unaudited) (concluded)

management fee rates were reduced on the incremental assets. As a consequence, the Board determined that the Fund and its shareholders realized economies of scale because the total expense ratio was lower than it would have been had there been no breakpoints. The Board did not believe that further breakpoints were warranted at this time.

The Japan Fund, Inc.	31

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Japan Fund, Inc.

c/o State Street Bank and Trust Company

4 Copley Place 5th Floor

CPH-0326

Boston, MA 02116

Investment Advisor:

Fidelity Management & Research Company

82 Devonshire Street

Boston, MA 02109

Distributor:

Foreside Fund Services, LLC

Two Portland Square

Portland, ME 04101

Chairman and Board of Directors:

The Japan Fund, Inc.

4 Copley Place 5th Floor

CPH-0326

Boston, MA 02116

To Obtain More Information:

Call 1-800-53-JAPAN (1-800-535-2726)

or visit us online at www.thejapanfund.com

This material must be preceded or accompanied by a current prospectus.

How to Obtain a Copy of the Fund’s Quarterly Schedule of Portfolio Holdings:

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

How to Obtain a Copy of the Fund’s Proxy Voting Policies:

A description of the guidelines that the Fund or the Fund’s investment advisor uses to vote proxies relating to portfolio securities, as well as how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) by visiting our website at www.thejapanfund.com or (ii) calling us toll-free at 1-800-53-JAPAN (1-800-535-2726); and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Printed on recycled paper.	JPN-SA-001-0700

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Registrant’s full schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the Registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): THE JAPAN FUND, INC.

By (Signature and Title):	/s/ William L. Givens
William L. Givens
Chairman of the Board
and Chief Executive Officer

Date: June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ William L. Givens
William L. Givens
Chairman of the Board
and Chief Executive Officer

Date: June 9, 2008

By (Signature and Title):	/s/ Simon D. Collier
Simon D. Collier
Treasurer
and Principal Financial Officer

Date: June 9, 2008